EXHIBIT 10.1

                                  MODIFICATION
                                       TO
                SECURITIES PURCHASE AGREEMENT DATED JUNE 30, 2005

     This MODIFICATION, dated September 20, 2006, relates to the SECURITIES
PURCHASE AGREEMENT, dated as of June 30, 2005 (the "SPA"), by and among Terra
Insight Corporation, a Delaware corporation (the "Company"), CompuPrint, Inc., a
North Carolina corporation ("CPPT"), and Enficon Establishment, a Liechtenstein
company ("Buyer"), and the $4 million of the principal amount of the 6%
Debentures of CPPT issued pursuant to the SPA, represented by Debenture No. 1 in the principal amount of $2 million issued July 5, 2005, Debenture No. 2 in the principal amount of $1 million issued September 8, 2005, and Debenture No. 3 in the principal amount of $1 million issued April 12, 2006 (collectively, the
"Debentures"). It is hereby agreed that:

     The conversion price be adjusted from $1.00 per share to $0.50 per share, such that the Debentures shall be convertible into an aggregate of eight million shares of CPPT common stock. No interest, therefore, will be payable on the
Debentures.

     IN WITNESS WHEREOF, the parties have caused this Modification to be duly executed as of the date first above written.

                            ENFICON ESTABLISHMENT

                            By: /s/ Alexander Fediaev
                               ---------------------------------------------
                                    Alexander Fediaev, Beneficiary Owner

                            TERRA INSIGHT CORPORATION

                            By: /s/ Roman Rozenberg
                               ----------------------------------------------
                                     Roman Rozenberg, Chief Executive Officer

                            COMPUPRINT, INC.

                            By: /s/ Roman Rozenberg
                               ----------------------------------------------
                                     Roman Rozenberg, Chief Executive